ROADRUNNER TRANSPORTATION SYSTEMS, INC. PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT THIS PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”) is made and entered into as of ________________, ______, between Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Company”), and ________________ (the “Recipient”). RECITALS WHEREAS, the Committee has determined that it is in the best interests of the Company to recognize the Recipient’s performance and to provide incentive to the Recipient to remain with the Company and its Related Entities by making this grant of performance-based Restricted Stock Units (“PRSUs”) representing hypothetical shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in accordance with the terms of this Agreement. WHEREAS, the PRSUs are granted pursuant to the Company’s 2018 Incentive Compensation Plan, as the same may be amended and/or restated from time to time (the “Plan”), which is incorporated herein for all purposes. AGREEMENT NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Definitions. All capitalized terms used herein but not expressly defined shall have the meaning ascribed to them in the Plan. 2. Grant of PRSUs. The Committee hereby grants, as of _______________, _____, to the Recipient, a Restricted Stock Unit Award for a target number of __________ PRSUs (the “Target Amount”). The number of PRSUs actually awarded to the Recipient will be determined at the end of the performance period commencing on ______________, ____ and ending on ___________, _____ (the “Performance Period”). Each PRSU will be equal in value to one Share of the Company’s Common Stock, subject in all respects to the terms of this Agreement and the Plan. 3. Performance Criteria. (a) TSR Performance Metric. The Recipient can earn the PRSUs based on the extent to which the trading price of the Common Stock increases during the Performance Period. The number of PRSUs that may be earned by the Recipient pursuant to this Award of PRSUs will range from 0% to ____% of the Target Amount as determined after the end of the Performance Period based upon the increase of the trading price of the Common Stock above $________ per share (the “Base Price”). If the 20-trading-day trailing average closing sales price for the Common Stock as of ____________, ______ (the “End Price”) is __% greater than the Base Price, the Recipient will earn __% of the Target Amount PRSUs. If the End Price is __% greater than the Base Price, the Recipient will earn ____% of the Target Amount PRSUs. If the End Price is more than __% greater than the Base Price but not __% or more greater than the Base Price, a proportionate percentage between __% and __% will be applied to the Target Amount of PRSUs on a straight line basis. If the End Price is __% greater than the Base Price, the Recipient will earn __% of the Target Amount PRSUs. If the End Price is more than __% of the Base Price but not __% or more greater than the Base Price, a proportionate percentage between __% and __% will be applied to the Target Amount of PRSUs on a straight line basis. If the End Price is at least __% greater than the Base Price, then the Recipient will earn __% of the Target Amount PRSUs. If the End

Price is __% greater than the Base Price but not __% or more greater than the Base Price, a proportionate percentage between __% and __% will be applied to the Target Amount of PRSUs on a straight line basis. (b) TSR Relative Performance Metric. The Recipient can also earn the PRSUs based on the Company’s performance in achieving a total stockholder return (“Company TSR”) over the Performance Period, as compared to the performance of the Peer Group TSR (as defined on Schedule 1) over the same period in accordance with the following chart: Company TSR Relative To Peer Group TSR* 25th Percentile 50th Percentile 75th Percentile 90th Percentile PRSUs Earned ___% ____% ___% ___% _______________ * Company TSR and Peer Group TSR will be computed using the average 20-trading-day trailing average closing sales price preceding the _____________, ______ and __________, ____ measurement dates, and shall in each case assume reinvestment of dividends paid during the Performance Period; provided, however, that the Company TSR starting measurement for __________, ______ shall be $____. Notwithstanding anything to the contrary in this Agreement, the maximum percentage by which the Recipient’s Target Amount is multiplied cannot exceed ____% and no PRSUs shall vest unless the Company TSR relative to Peer Group TSR performance for the Performance Period is equal to or greater than the level required to earn an award of __% of the Recipient’s Target Amount. For Company performance between the 25th Percentile and the 50th Percentile, the Recipient will proportionally earn the percentage of Target Amount PRSUs between __% and ___% on a straight line basis. For Company performance between the 50th Percentile and the 75th Percentile, the Recipient will proportionally earn the percentage of Target Amount PRSUs between ___% and ___% on a straight line basis. For Company performance between the 75th Percentile and 90th Percentile, the Recipient will proportionally earn the percentage of Target Amount PRSUs between ___% and ___% on a straight line basis. 4. Payout of PRSUs. If the Committee determines that the performance criteria described in either Section 3(a) or Section 3(b) have been met and certifies the extent to which they have been met, and the terms and conditions set forth in this Agreement are fulfilled, then that number of shares of Common Stock equal to the highest number of PRSUs earned pursuant to Section 3(a) or Section 3(b) hereof, net of applicable withholdings, will be transferred to the Recipient after the end of the Performance Period and on or before ___________, ____. In no event shall the Recipient earn PRSUs under both Section 3(a) and Section 3(b). 5. Transferability. The PRSUs awarded hereunder are not transferable otherwise than by will or under the applicable laws of descent and distribution, and the terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Recipient. Any attempt to effect a Transfer of any PRSUs shall be void ab initio. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. 6. Custody of PRSUs. The PRSUs subject hereto shall be held in a restricted book entry account in the name of the Recipient. Upon completion of the Performance Period, shares of Common Stock issuable pursuant to Section 4 above shall be released into an unrestricted book entry account; provided, however, that a portion of such shares of Common Stock may be surrendered in payment of taxes in accordance with Section 2

13 below, unless the Company, in its sole discretion, establishes alternative procedures for the payment of such taxes. 7. Hypothetical Nature of PRSUs. The Recipient shall not have any rights, benefits, or entitlements with respect to the shares of Common Stock corresponding to the PRSUs unless and until those shares are delivered to the Recipient (and thus shall have no voting rights, or rights to receive any dividend declared, before those shares are so delivered). On or after delivery, the Recipient shall have, with respect to the shares of Common Stock delivered, all of the rights of a holder of shares granted pursuant to the certificate of incorporation and other governing instruments of the Company, or as otherwise available at law. 8. Termination of Continuous Service. Except as set forth in Sections 9 and 10 below, if the Recipient’s Continuous Service is terminated for any reason prior to the end of the Performance Period, then any and all PRSUs granted hereunder shall be forfeited immediately upon such termination of Continuous Service and revert back to the Company without any payment to the holder thereof. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the forfeiture of PRSUs pursuant to this Section 8. 9. Total and Permanent Disability of the Recipient. If the Recipient’s Continuous Service is terminated due to Disability, the Recipient shall earn the Target Amount of PRSUs, and the number of shares of Common Stock earned, net of applicable withholdings, will be transferred to the Recipient as soon as reasonably practicable. 10. Death of the Recipient. If the Recipient’s Continuous Service is terminated due to death, the Recipient shall earn the Target Amount of PRSUs, and the number of shares of Common Stock earned, net of applicable withholdings, will be transferred to the Recipient’s estate as soon as reasonably practicable. 11. Change-in-Control. If affiliates of Elliott Management Corporation collectively own less than 20% of the outstanding Common Stock, the Company shall deliver to the Recipient, within 60 days after the date of such event, the Target Amount of shares of Common Stock of the Company subject to the PRSU Award made pursuant to this Agreement. The provisions of this Section 11 supersede any inconsistent provisions under the Plan with respect to the impact of a Change in Control on the PRSU Award made by this Agreement. In the event of any such inconsistency, this Agreement shall be controlling. 12. Section 409A. Payments made pursuant to the Plan and this Agreement are intended to comply with or qualify for an exemption from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that all PRSU Awards are made in a manner that complies with Section 409A (including, without limitation, the avoidance of penalties thereunder), provided, however, that the Company makes no representations that the PRSU Awards will be exempt from any penalties that may apply under Section 409A and makes no undertaking to preclude Section 409A from applying to this PRSU Award. Notwithstanding anything to the contrary in this Agreement or the Plan, if the Recipient is a “Specified Employee” (as defined below) then the delivery of Shares otherwise required to be made under this Agreement on account of the termination of the Recipient’s Continuous Service shall be made within thirty (30) days after the sixth (6th) month anniversary of the date of the termination of the Recipient’s Continuous Service or, if earlier, the date of the Recipient’s death if such deferral is required to comply with Section 409A of the Code. For purposes of this Agreement, a “Specified Employee” shall mean any individual who, at the time of his or her separation from Continuous Service with the Company and its Related Entities, is a “key employee”, within the meaning of Section 416(i) of the Code, of the Company or any Related Entity, the stock of which is publicly traded on an established securities market or otherwise. 3

For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Recipient is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments. 13. Taxes. (a) The Recipient shall be liable for any and all taxes, including withholding taxes and fringe benefit tax or such other taxes that the Recipient’s employer (the “Employer”) is legally allowed or permitted to recover from the Recipient, arising out of this grant or the issuance of shares of Common Stock hereunder. In the event that the Company or the Employer is liable for taxes that are legally permitted to be recovered from the Recipient or is required to withhold taxes as a result of the grant of PRSUs or the issuance or subsequent sale of shares acquired pursuant to such PRSUs, the Recipient shall surrender a sufficient number of whole shares, make a cash payment or make adequate arrangements satisfactory to the Company and/or the Employer to withhold such taxes from the Recipient’s wages or other cash compensation paid to the Recipient by the Company and/or the Employer at the election of the Company, in its sole discretion, or, if permissible under local law, the Company may sell or arrange for the sale of shares that Recipient acquires as necessary to cover all applicable required withholding taxes, taxes that are legally recoverable from the Recipient (such as fringe benefit tax) and required social security contributions at the time the shares subject to the PRSUs are issued. The Recipient will receive a cash refund for any fraction of a surrendered share or shares in excess of any required withholding taxes, taxes that are legally recoverable from the Recipient (such as fringe benefit tax), and required social security contributions. To the extent that any surrender of shares or payment of cash or alternative procedure for such payment is insufficient, the Recipient authorizes the Company, the Employer, and the Related Entities, which are qualified to deduct tax at source, to deduct from the Recipient’s compensation all applicable required withholding taxes, taxes that are legally recoverable from the Recipient (such as fringe benefit tax) and social security contributions. The Recipient agrees to pay any amounts that cannot be satisfied from wages or other cash compensation, to the extent permitted by law. (b) Regardless of any action the Company or the Employer takes with respect to any or all income tax, social security, payroll tax, payment on account, taxes that are legally recoverable from the Recipient (such as fringe benefit tax) or other tax-related withholding (“Tax-Related Items”), the Recipient acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by him is and remains the Recipient’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Agreement, including the grant of PRSUs, subsequent issuance of Shares related to such PRSUs and the subsequent sale of any shares of Common Stock acquired pursuant to such PRSUs; and (ii) do not commit to structure the terms or any aspect of this grant of PRSUs to reduce or eliminate the Recipient’s liability for Tax-Related Items. The Recipient shall pay the Company or the Employer any amount for Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Recipient’s participation in the Plan or the Recipient’s receipt of PRSUs that cannot be satisfied by the means previously described. The Company may refuse to deliver the shares of Common Stock pursuant to Section 4 if the Recipient fails to comply with the Recipient’s obligations in connection with the Tax- Related Items. (c) In accepting the PRSU Award, the Recipient consents and agrees that in the event the PRSU Award becomes subject to an employer tax that is legally permitted to be recovered from the Recipient, as may be determined by the Company and/or the Employer at their sole discretion, and whether or not the Recipient’s Continuous Service is continuing at the time such tax becomes recoverable, the Recipient will assume any liability for any such taxes that may be payable by the Company and/or the Employer in connection with the PRSU Award. Further, by accepting the PRSU Award, the Recipient 4 agrees that the Company and/or the Employer may collect any such taxes from the Recipient by any of the means set forth in this Section 13. The Recipient further agrees to execute any other consents or elections required to accomplish the above, promptly upon request of the Company. 14. Acknowledgment and Waiver. By accepting this grant of PRSUs, the Recipient acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time unless otherwise provided in the Plan or this Agreement; (b) the grant of PRSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of shares of Common Stock or PRSUs, or benefits in lieu of shares of Common Stock or PRSUs, even if shares of Common Stock or PRSUs have been granted repeatedly in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (d) the Recipient’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Recipient’s employment relationship at any time with or without Cause, and it is expressly agreed and understood that employment is terminable at the will of either party, insofar as permitted by law; (e) the Recipient is participating voluntarily in the Plan; (f) PRSUs, PRSU grants and resulting benefits are an extraordinary item that is outside the scope of the Recipient’s employment or service contract, if any; (g) PRSUs, PRSU grants and resulting benefits are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long- service awards, pension or retirement benefits or similar payments insofar as permitted by law; (h) this grant of PRSUs will not be interpreted to form an employment contract with the Company, the Employer or any Related Entity; (i) the future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty; (j) in consideration of this grant of PRSUs, no claim or entitlement to compensation or damages shall arise from termination of this grant of PRSUs or diminution in value of this grant of PRSUs resulting from termination of the Recipient’s Continuous Service (for any reason whatsoever and whether or not in breach of local labor laws) and the Recipient irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the terms of this Agreement, the Recipient shall be deemed irrevocably to have waived any entitlement to pursue such claim; (k) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Recipient’s employment (whether or not in breach of local labor laws), the Recipient’s right to receive benefits under this Agreement after termination of Continuous Service, if any, will be measured by the date of termination of the Recipient’s active Continuous Service and will not be extended by any notice period mandated under local law; (l) the Committee shall have the exclusive discretion to determine when the Recipient is no longer actively in the Continuous Service of the Company and its Related Entities for purposes of this grant of PRSUs; and (m) if the Company’s performance is below minimum levels as set forth in this Agreement or any annual supplement hereto, no PRSUs will be awarded and no shares of Common Stock will be issued to the Recipient. 15. Change in Capital Structure. (a) Subject to any required action by the stockholders of the Company, the number of PRSUs covered by this award shall be proportionately adjusted and the terms of the restrictions on such PRSUs shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to the holders of Common Stock of rights to purchase Common Stock at substantially below fair market value or any change in the number of such shares outstanding effected without receipt of cash or property or labor or services by the Company or for any spin-off, spin-out, split-up, split-off or other distribution of assets to stockholders. 5

(b) The Award of PRSUs pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. 16. Miscellaneous. (a) The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement. (b) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to the Recipient at his or her address then on file with the Company. (c) The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, its Related Entities and the Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and the Recipient. Notwithstanding the foregoing, nothing in the Plan or this Agreement shall affect the validity or interpretation of any duly authorized written agreement between the Company and the Recipient under which an Award properly granted under and pursuant to the Plan serves as any part of the consideration furnished to the Recipient, including without limitation, any agreement that imposes restrictions during or after employment regarding confidential information and proprietary developments. (d) This Agreement is governed by the laws of the state of Delaware. (e) Neither this Agreement nor the grant of the PRSUs hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and the Recipient or any other person. The PRSUs subject to this Agreement represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock to the Recipient in the future. To the extent that the Recipient or any other person acquires a right to receive payments from the Company pursuant to this Agreement, that right shall be no greater than the right of any unsecured general creditor of the Company. (f) If the Recipient has received this or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control. (g) The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. [The remainder of this page has been intentionally left blank] 6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above. ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation By: Name: Title: Agreed and Accepted: RECIPIENT: ______________

Schedule 1 Peer Group TSR For purposes of this Agreement, “Peer Group TSR” consists of the following companies: